SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALLIANCE BANCSHARES CALIFORNIA

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ALLIANCE BANCSHARES CALIFORNIA

100 Corporate Pointe

Culver City, CA 90230

May 1, 2003

Dear Shareholders:

We cordially invite you to attend the 2003 Annual Meeting of Shareholders. The meeting will be held on Friday, May 30, 2003 at 10:00 A.M. at the Ramada Plaza Hotel, 6333 Bristol Parkway, Culver City, California.

We have enclosed the Notice of the 2003 Annual Meeting of Shareholders, the Proxy Statement, the Proxy Card and a postage prepaid return envelope, a copy of our Form 10-KSB filed with the Securities and Exchange Commission and a copy of our 2002 Summary Annual Report to Shareholders.

At the meeting, you will be asked to elect eight directors, to approve amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan, and to ratify our selection of McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending December 31, 2003. We will also report on our performance in 2002 and answer your questions regarding Alliance Bancshares.

We look forward to seeing you at the meeting.

Sincerely,

Curtis S. Reis

Chairman of the Board,

Chief Executive Officer and President

ALLIANCE BANCSHARES CALIFORNIA

100 Corporate Pointe

Culver City, CA 90230

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 30, 2003

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Alliance Bancshares California will be held on Friday, May 30, 2003 at 10:00 a.m. (California time) at the Ramada Plaza Hotel, 6333 Bristol Parkway, Culver City, California.

At the Annual Meeting we will ask you to:

1.	Elect eight directors to serve for a term of one year and until their successors are elected and qualified. The persons nominated by the Board of Directors (Michael L. Abrams, Robert H. Bothner, Lyn S. Caron, Willie D. Davis, Curtis S. Reis, D. Gregory Scott, Andrew A. Talley, Robert H. Thompson) are described in the accompanying Proxy Statement;

2.	Approve amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan which would, among other things, increase the number of shares authorized to be issued under the Plan from 600,000 shares to 800,000 shares;

3.	Ratify our selection of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2003; and

4.	Transact any other business that may properly be presented at the meeting.

If you owned Common Stock of Alliance Bancshares California on April 14, 2003, the record date, you are entitled to attend and vote at the meeting.

With regard to the election of directors, the Bylaws of the Company provide for the nomination of directors in the following manner:

“Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of the shareholders called for the election of directors: or (ii) ten (10) days after the date of the mailing of the notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee of the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of elections shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as director between the last day for giving notice in accordance with this paragraph and the date of the election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.”

By Order of the Board of Directors,

Michael L. Abrams

Corporate Secretary

May 1, 2003

IMPORTANT

THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES INCIDENT TO THE BANK’S SOLICITATION OF PROXIES.

ALLIANCE BANCSHARES CALIFORNIA

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 30, 2003

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because you own shares of Alliance Bancshares California. This Proxy Statement, which is furnished by the Board of Directors of Alliance Bancshares California, provides you with information which will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

When you sign the proxy card, you appoint each of Lyn S. Caron and Michael L. Abrams, Directors of Alliance Bancshares, as your representatives at the Annual Meeting (your proxies). Ms. Caron and Mr. Abrams will vote your shares at the Annual Meeting, as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Ms. Caron and Mr. Abrams will vote your shares, under your proxy, in accordance with their best judgment.

We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 2, 2003 to all shareholders entitled to vote. Shareholders who owned Common Stock on April 14, 2003 (the record date) are entitled to vote. On the record date, there were 4,542,679 shares of Common Stock outstanding. This is our only class of voting stock outstanding.

We have enclosed our 2002 Summary Annual Report to Shareholders and our Form 10-KSB filed with the Securities and Exchange Commission, which includes our financial statements. The Summary Annual Report and Form 10-KSB are not to be considered part of the soliciting materials.

What am I voting on?

We ask you to vote on the election of eight directors, amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan and our selection of independent auditors for 2003. The sections entitled “Election of Directors,” “Amendments of Stock Option Plan” and “Ratification of Selection of Independent Auditors” give you more information on these proposals.

At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the shareholders at the Annual Meeting.

How many votes do I have?

You have one vote for each share of our Common Stock. In the election of directors, you may be permitted to “cumulate” your votes.

What is “cumulative voting”?

Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder. For example, if you hold 1,000 shares of Common Stock, you are entitled to 8,000 total votes in the election of directors (eight—the number of directors—multiplied by one vote per share of Common Stock, or 8,000 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her votes among two or more nominees as the shareholder sees fit. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

Ms. Caron and Mr. Abrams (your proxies) may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. In connection with the requirement that a majority of the outstanding shares approve the amendments to the 1996 Stock Option, an abstention and a broker non-vote will have the effect of a no vote. Abstentions and broker non-votes will not be counted either as a vote cast for or against any other proposal.

How can I vote?

You may vote by mail

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement, FOR the amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan, and FOR the selection of McGladrey & Pullen, LLP as our independent auditors for 2003.

You may vote in person at the meeting

You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•	You may notify our Secretary in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers’ shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

Based on the number of shares of Common Stock outstanding on the record date, up to 4,542,679 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

Shares representing a majority of our outstanding votes on the record date of April 14, 2003 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 2,271,340 shares.

Shares are counted as present at the meeting if the stockholder either:

•	is present at the meeting, or

•	has properly submitted a proxy card.

Who nominates individuals for election to the Board of Directors?

Our bylaws state that nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock. Nominations, other than those made by the Board of Directors, must be made in writing. If you wish to make such nominations, your notice must be received by the President of Alliance Bancshares by no later than 21 days prior to the Annual Meeting or 10 days after the Notice of Annual Meeting is sent to shareholders. The complete requirements for nominations are set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

If nominations to the Board of Directors are not made as outlined above, the Chairman of the meeting must disregard the nominations and instruct the inspectors of election to disregard all votes cast for such nominees.

How many votes must the director nominees have to be elected?

The eight nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

How many votes are required to approve the amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan and to ratify the selection of auditors?

The amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan will be approved if a majority of the votes entitled to be cast on the matter are in favor of the amendments and a majority of the votes cast by disinterested persons are in favor of the amendments. The selection of McGladrey & Pullen, LLP will be ratified if a majority of the votes cast on the selection are in favor of ratification.

Who pays the costs of soliciting these proxies?

We pay for distributing and soliciting proxies and reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

ELECTION OF DIRECTORS

Our bylaws state that the Board of Directors will consist of not less than six directors nor more than eleven directors, with the exact number fixed from time to time by the Board or by the shareholders. The Board of Directors has fixed the number of directors at eight as of the Annual Meeting.

The Board has nominated the seven current directors for re-election and has nominated Andrew A. Talley to fill the existing vacancy on the Board. Each nominee has indicated that he or she is willing to serve as a director. If any nominee is unable to serve or for good cause will not serve, Ms. Caron or Mr. Abrams (your proxies) may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, the Board may fill the vacancy until the next annual meeting. It is presently intended that all directors elected at the Annual Meeting will also serve as directors of Alliance Bank.

Information About the Nominees

The following information is provided regarding the nominees.

Name	Age at 4/15/03	Year First Elected or Appointed Director of Bancshares/Bank	Principal Occupation
Michael L. Abrams	58	2000/1980

Mr. Abrams is an attorney specializing in civil litigation since 1971. Since March 1990, he has conducted his practice as the owner of a law firm known as, at various times since 1990, the Law Offices of Michael L. Abrams and the law firm of Abrams & Burman.

Robert H. Bothner	74	2000/1989

Mr. Bothner was in the securities business from 1956 to 1988, and served as Chairman of Sutro & Co., Inc., a securities dealer and investment banking firm, from July 1986 until his retirement on December 31, 1988.

Lyn S. Caron	59	2000/1986

Ms. Caron has been with Alliance Bank since 1980, including serving as an Executive Vice President since 1999. She has also been an Executive Vice President of Alliance Bancshares since it was formed in 2001. Ms. Caron is also a member of the Board of Directors of Didi Hirsch Psychiatric Service in Culver City.

Willie D. Davis	68	2000/1979

Mr. Davis is, and has been since 1977, President of All Pro Broadcasting, Inc., owner-operator of radio stations KCXX-FM in San Bernardino; and WLUM-FM and WMCS-AM in Milwaukee, WI. Mr. Davis is a member of the Board of Directors of Sara Lee Corporation, K-Mart Corporation, Dow Chemical Co., MGM Mirage Inc., Wisconsin Energy, Johnson Controls, Strong Fund, Checker’s, Inc., Bassett Furniture and MGM/UA Inc. Mr. Davis also serves as a trustee of the University of Chicago and Marquette University.

Curtis S. Reis	68	2000/1986

Mr. Reis has been President and Chief Executive Officer of the Alliance Bancshares since it was formed in 2001 and has also served as President and Chief Executive Officer of Alliance Bank since 1986. He was elected Chairman of Alliance Bank in 1991. Mr. Reis has been a commercial banker for over 45 years, 24 of which were with Bankers Trust Company, New York City, ultimately as Vice President. Mr. Reis has served as a director of the California Bankers’ Association since 1990, is a member of its Executive Committee and begins a term as Chairman in 2003.

D. Gregory Scott	47	2000/1990

Mr. Scott is a Certified Public Accountant who has been a self-employed investor since 1998. From 1985 to 1998 he was General Manager and Chief Financial Officer of Shapell & Webb, a real estate investment and management company.

Andrew A. Talley	46	— / —	Mr. Talley has been President of Talley & Company, Certified Public Accountants, located in Orange, California, since 1989. He is a certified public accountant and an attorney.

Robert H. Thompson	66	2000/1986	Mr. Thompson is currently an owner and, since 1960, has been a partner of the Hal Thompson Company, a commercial and industrial real estate brokerage firm in the Los Angeles metropolitan area.

Board and Committee Meetings

The Board of Directors met 12 times during fiscal year 2002. No director attended less than 75% of all meetings of the Board of Directors and Committees on which he or she served held in 2002.

Board Committees

The following information is provided regarding certain Board Committees standing during 2002.

Audit Committee.    The members of the Audit Committee are Gregory Scott (Chairman), Michael Abrams and Robert Bothner. The Audit Committee held four meetings during 2002. The functions of the Audit Committee and its activities during fiscal 2002 are described below under the heading “Report of the Audit Committee.”

Compensation Committee.    The members of the Compensation Committee are Willie Davis (Chairman), Robert Bothner and Michael Abrams. The Compensation Committee met two times during 2002. The purpose of the Compensation Committee is to review not less than annually the performance and compensation of our executive officers, to make recommendations to the Board of Directors regarding the compensation of our executive officers, to establish the amount and criteria for bonuses, and to recommend to the Board of Directors individuals to fill vacancies created by the resignation of directors or the expansion of the Board.

The Board of Directors does not have a Nominating Committee.

Compensation of Directors

Alliance Bancshares does not pay any compensation to its directors. Alliance Bank compensates its outside directors. In 2002, Alliance Bank paid non-employee directors an annual retainer of $3,000 and a fee of $300 for each Board meeting attended. Alliance Bank increased directors’ fees commencing January 2003 to an annual retainer of $5,000 and $500 for each meeting attended.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Board nominees.

AMENDMENTS OF STOCK OPTION PLAN

General

The Board of Directors has approved amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan (the “Plan”). A copy of the current Plan is attached as Exhibit A-1, and a copy of the Plan, as proposed to be amended is attached as Exhibit A-2, to this Proxy Statement. Approval of the amendments requires the affirmative vote of a majority of the shares entitled to be cast at the Annual Meeting and the affirmative vote of a majority of the disinterested shares represented and voted on the matter.

No options have been granted which are contingent upon approval of the amendments. At April 17, 2003, the closing sales price of the Common Stock was $4.00 per share.

Description of the Amendments

The following is a summary of the proposed amendments which the Board of Directors believes may be considered material by the shareholders.

1.    Increase the Number of Shares.    The amendments would increase the number of shares of Common Stock authorized to be issued upon exercise of options granted under the Plan from 600,000 shares to 800,000 shares.

The Board of Directors believes that our policy of encouraging stock ownership by our officers, employees and directors has been and will continue to be a positive factor in our growth and success by enabling us to attract and retain officers, employees and directors to stimulate their efforts towards achievement of our objectives and to align their interests with those of our shareholders. The Board of Directors proposes to increase the number of shares available for options under the Plan to make certain there are sufficient shares available for options. At April 14, 2003, there were 49,400 shares available for options under the Plan, which the Board believes is insufficient to meet the Alliance Bancshares’ requirements during the next year. The number of shares needed for future options is, of course, uncertain and depends on a number of factors, including the number of additional employees hired and directors engaged (which will be related to growth and to employee turnover) and the need to continue to provide equity incentives to existing officers, employees and directors.

The Board of Directors recognizes the possible dilutive effect on the shareholders. However, it believes, on balance, that the incentive that can be provided by the opportunity to participate in our growth and earnings through the granting of stock options and other awards is important to our success and, accordingly, will benefit us and our shareholders.

2.    Administration of Plan.    The Plan presently provides that it may be administered only by the Board of Directors. The amendments would provide that the Plan may be administered by either the Board of Directors or, at the discretion of the Board, a committee of the Board. The purpose of this amendment would be to provide the Board of Directors greater flexibility in administering the Plan.

3.    Limit Number of Shares Awarded Annually to one Participant.    The amendments would limit the number of shares which may be awarded to any participant in one year to not more than 100,000 shares.

4.    Number of Shares Reserved for Directors.    Under the Plan, a maximum of 200,000 shares are presently available for issuance to directors, with 400,000 shares reserved for issuance exclusively for officers and employees. The Board of Directors proposes to eliminate this distinction between officers and employees, on one hand, and directors on the other hand, so that all authorized shares may issued to officers, employees and/or directors. The Board believes that the existing limitation has no practical impact on the number of shares covered by options granted to directors, and this amendment will eliminate an unnecessary administrative burden.

Summary of the Plan

The following is a summary of the Plan without giving effect to the proposed amendments.

The Plan provides for the issuance of up to 600,000 shares of Common Stock upon the exercise of options granted to our directors, officers and employees. Options may be either “incentive stock options”—options which contain certain terms and conditions set forth in Section 422 of the Internal Revenue Code (“Incentive Stock Options”)—or options which do not contain such terms and conditions (“Non-Qualified Stock Options”). The purpose of the Plan is to provide participating directors, officers and employees incentive for high-levels of performance and for unusual efforts to increase our earnings.

The Plan is administered by the Board of Directors. The Board of Directors has broad discretionary authority in administering the Plan.

Full-time salaried officers and employees who have completed six months of service and directors are eligible to be granted options under the Plan. A person may receive more than one option under the Plan. At April 14, 2003, approximately 30 persons were eligible to receive options under the Plan. Under the Plan, 400,000 shares are reserved exclusively for issuance to full-time officers and employees.

The Board of Directors has the authority to determine who receives options and the terms and conditions of the options. The Board of Directors may specify conditions upon which each option may become exercisable (“vest”) provided that each option must vest at a rate of at least 20% per year. The exercise price of any option may not be less than the fair market value of the Common Stock as determined by the Board of Directors on the date of the grant, except that the exercise price of any options granted to a 10% shareholder may not be less than 110% of the fair market value of Common Stock on the date of grant. The exercise price may be paid in cash or by check or any other consideration acceptable to the Board of Directors. The term of any option may not exceed ten years, except that the term of any option granted to a 10% shareholder may not exceed five years. An option will terminate prior to its stated expiration date within a specified period following termination of employment (or service as a director) of the optionee. No option is transferable except by will of the laws of descendant distribution.

The Plan may be amended from time to time by the Board of Directors. Certain amendments also require the approval of a majority of the shares entitled to vote and a majority of the disinterested shares voting on the matter. The Board of Directors may amend any outstanding option, including reducing the exercise price to not less that the fair market value of the Common Stock on the date of the amendment, provided that any amendment which adversely affects the optionee must also be approved by the optionee.

The Plan was adopted in 1996, and will terminate in February 2006. The Plan was originally adopted by the Alliance Bank, but was assumed by Alliance Bancshares in connection with the formation of the holding company in November 2001.

Federal Income Tax Consequences of Stock Options

The following is a general discussion of the principal tax considerations for both Alliance Bancshares and the optionees in connection with the grant and exercise of option under the Plan, and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The Plan does not constitute a qualified retirement plan under Section 401(a) of the Internal Revenue Code

(which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

Consequences to Employees: Incentive Stock Options.    No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised, the optionee will recognize mid-term or long-term capital gain or loss when he or she disposes of his or her Common Stock depending on the length of the holding period. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition.

If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the Common Stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the length of time the shares have been held.

The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year’s alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

Consequences to Employees: Non-Qualified Stock Options.    No income is recognized by a holder of a Non-Qualified Stock Option at the time a Non-Qualified Stock Option is granted. In general, at the time shares of Common Stock are issued to a holder pursuant to exercise of a Non-Qualified Stock Option, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of a Non-Qualified Stock Option in an amount equal to the difference between the selling price and the tax basis of the Common Stock, which will include the price paid plus the amount included in the holder’s income by reason of the exercise of the Non-Qualified Stock Option. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, mid-term or long-term capital gain or loss depending upon the length of time the shares have been held.

Consequences to Alliance Bancshares: Incentive Stock Options.    Alliance Bancshares will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to Alliance Bancshares as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, Alliance Bancshares will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

Consequences to Alliance Bancshares: Non-Qualified Stock Options.    Generally, Alliance Bancshares will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-Qualified Stock Options.

Outstanding Awards Under All Equity Compensation Plans

The following table sets forth as of December 31, 2002 information regarding outstanding options under the 1996 Plan and the number of shares available for future option grants under the Plan. We have no other outstanding equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	435,000	$1.33	43,400
Equity compensation plans not approved by security holders	—	—	—

Total	435,000	$1.33	43,400

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the approval of the amendments to the Plan.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2003. McGladrey & Pullen audited our financial statements for the year ended December 31, 2002. We expect a representative from McGladrey & Pullen will be present at the Annual Meeting, and we will provide the representative with the opportunity to make a statement if desired and to respond to appropriate questions by shareholders.

We engaged McGladrey & Pullen as our independent auditors on October 2, 2002. Prior to such engagement, we did not consult with McGladrey & Pullen regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements. For 2002, the fees billed for professional services by McGladrey & Pullen, LLP and its affiliate RSM McGladrey, Inc. were as follows: Audit Fees—$39,800; Financial Information System Design and Implementation Fees—$0; and All Other Fees $4,800. The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the independence of McGladrey & Pullen, and concluded that it did not believe that such non-audit services, at the level performed, were incompatible with such independence.

Grant Thornton LLP audited our financial statements for the year ended December 31, 2001. We terminated the engagement of Grant Thornton as our independent auditors on October 2, 2002. This decision was made by our Audit Committee. From January 1, 2000 through October 2, 2002: (i) we had no disagreements with Grant Thornton, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) Grant Thornton did not advise us of any of the events requiring reporting under Item 304(a)(iv)(B) of Regulation S-B. For 2002, we paid Grant Thornton fees aggregating $77,000 principally in connection with our Form 10-QSBs for the quarters ended March 31, 2002 and June 30, 2002, and for the reissuance of their opinion in connection with the financial statements for the year ended December 31, 2001 included in our Form 10-KSB for 2002.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the ratification of the selection of McGladrey & Pullen LLP as our independent auditors for the year ending December 31, 2003.

The ratification of the selection of McGladrey & Pullen requires the affirmative vote of the holders of a majority of the number of shares voting on this matter. If the selection is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent auditors for 2003. Because of the difficulty and expense of substituting accounting firms, it is the intention of the Board of Directors that the appointment of McGladrey & Pullen for the year 2003 will stand unless, for a reason other than the adverse vote of the shareholders, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent auditor at any time or from time to time if it determines it is in the best interests of Alliance Bancshares and its shareholders.

OTHER INFORMATION

Security Ownership of Principal Shareholders and Management

The following table provides information as of the record date regarding the Common Stock owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock; (ii) each of our directors and nominees for director; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class
The Clark Estates, Inc. Rockefeller Plaza, Suite 3100 New York, NY 10020-2102	438,846	(2)	9.5
Curtis S. Reis	954,615	(3)	20.3
Willie D. Davis	537,373	(4)	11.6
Robert H. Thompson	277,159	(5)	5.9
Michael L. Abrams	98,650	(6)	2.1
Robert H. Bothner	113,403	(7)	2.5
Lyn S. Caron	101,600	(8)	2.2
D. Gregory Scott	120,671	(9)	2.6
Andrew A. Talley	—		—
Daniel T. Jackson	31,500	(10)	0.7
Daniel L. Erickson	500		0.0
All directors and executive officers as a group (9 persons)	2,235,471	(11)	41.4

(1)	The business address of each director and executive officer is c/o Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.
(2)	Includes 85,000 shares which may be acquired upon conversion of convertible subordinated debentures.

(3)	Includes: (i) 120,000 shares which may be acquired upon exercise of options and warrants; and (ii) 50,000 shares which may be acquired upon conversion of convertible subordinated debentures.
(4)	Includes: (i) 281,250 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 8,000 shares which may be acquired upon exercise of options.
(5)	Includes: (i) 106,250 shares which may be acquired upon conversion of convertible subordinated debentures; (ii) 33,000 shares which may be acquired upon exercise of options; and (iii) 10,000 shares owned by a partnership of Mr. Thompson and his children.
(6)	Includes: (i) 26,250 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 38,000 shares which may be acquired upon exercise of options.
(7)	Includes: (i) 31,250 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 28,000 shares which may be acquired upon exercise of options.
(8)	Includes: (i) 21,250 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 46,000 shares which may be acquired upon exercise of options.
(9)	Includes: (i) 31,250 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 8,000 shares which may be acquired upon exercise of options.
(10)	Represents shares which may be acquired upon exercise of options.
(11)	Includes: (i) 547,500 shares which may be acquired upon conversion of convertible subordinated debentures; and (ii) 310,000 shares which may be acquired upon exercise of options and warrants.

Compliance with Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock and to provide us with copies of the reports. Based on our review of these reports, we believe that all of these persons have filed all required reports on a timely basis in 2002 except: (i) Mr. Abrams was delinquent in the filing of a Form 4 on two occasions (in connection with acquisitions of 2,000 and 500 shares, respectively); (ii) Mr. Thompson was delinquent in the filing of a Form 4 on one occasion (in connection with acquisition of 1,000 shares); and (iii) Mr. Erickson was delinquent in the filing of his Form 3.

Executive Officers

Our executive officers are Curtis S. Reis, Daniel T. Jackson, Lyn S. Caron and Daniel L. Erickson. The biographies of Mr. Reis and Ms. Caron are included under the section “Election of Directors.”

Mr. Jackson (age 44) has been employed by Alliance Bank since 1997, and was appointed Executive Vice President/Chief Credit Officer of the Bank in 1999 and of Alliance Bancshares California in 2001.

Mr. Erickson (age 58), who is a Certified Public Accountant, was appointed Executive Vice President and Chief Financial Officer of Alliance Bancshares California and Alliance Bank in May 2002. From November 1998 to April 2002 he was the Executive Vice President and Chief Financial Officer of Pacific Mercantile Bank, Costa Mesa, California. From July 1997 to November 1998 he was the Chief Financial Officer of Republic Bank, Torrance, California.

Compensation of Executive Officers

The following table shows certain information regarding compensation paid during the last three years to the Chief Executive Officer, each person who was an executive officer at the end of 2002 and each former executive officer whose salary and bonus exceeded $100,000 during 2002 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		All Other Compensation ($)(1)
Curtis S. Reis	2002	147,160	74,000		9,095
Chief Executive Officer/	2001	144,827	56,400		5,312
President	2000	131,550	83,000		5,262

Daniel T. Jackson	2002	134,167	29,000		7,180
Executive Vice President/	2001	125,165	23,673		6,359
Chief Credit Officer	2000	111,333	34,000		4,453

Lyn S. Caron	2002	109,583	18,000		5,764
Executive Vice President	2001	105,555	16,601		5,220
	2000	97,550	25,500		3,902

Daniel L. Erickson(2)	2002	72,000	29,000	(3)	1,620
Executive Vice President	2001	—	—		—
and Chief Financial Officer	2000	—	—		—

(1)	Represents amounts contributed by the Bank under the Alliance Bank Employees’ Savings Plan, described below.
(2)	Mr. Erickson commenced employment with us in May 2002 at a annual salary of $108,000.
(3)	Includes a sign-on bonus of $20,000.

No stock options were granted to the Named Executive Officers during fiscal year 2002.

The following table sets forth certain information regarding options exercised during 2002 by the Named Executive Officers and the options held by the Named Executive Officers at year-end.

2002 Option Exercises and Year-End Option Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Curtis S. Reis	0	0	20,000	5,000	$34,000	$8,500
Daniel T. Jackson	0	0	29,000	11,000	$52,050	$12,200
Lyn S. Caron	0	0	46,000	4,000	$93,200	$6,800
Daniel L. Erickson	0	0	0	0	—	—

(1)	In accordance with Securities and Exchange Commission rules, the value of unexercised “in-the-money” options is the difference between the closing sale price of the Common Stock on December 31, 2002 ($3.20 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

Employee Savings Plan

Although Alliance Bancshares does not have an employees’ savings plan, our employees participate in the Alliance Bank Employees’ Savings Plan, a defined contribution/salary reduction 401(k) plan that became effective in November 1983. Under the Alliance Bank Employees’ Savings Plan, all full-time employees who have completed three months of service are eligible to have up to 15% of their gross monthly salary withheld and contributed to the Plan. Alliance Bank currently matches employee contributions up to 4% of gross monthly salary. This Plan was established as a means for eligible employees to save for their retirement. Participants select from several investment options, none of which provides for investment in the stock of either Alliance Bancshares or Alliance Bank.

Certain Relationships and Related Transactions

From time to time we have made loans to directors and executive officers. All of these loans which were either made or were outstanding in 2002 were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Alliance Bancshares California specifically incorporates this Report by reference therein.

In 2003 the Audit Committee adopted a charter for the Audit Committee which was ratified by the Board of Directors. A copy of the Audit Committee charter is attached as Exhibit B to this Proxy Statement.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In this connection, the Audit Committee assists the Board in oversight of the Alliance Bancshares’ accounting and financial reporting, internal controls and the audit of the financial statements. The Audit Committee advises the Board of Directors in the selection, evaluation and replacement of independent auditors to the Board of Directors, approves all non-audit services and fees for audit and non-audit services charged by the independent auditors.

In fulfilling its oversight responsibilities the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with our quarterly reports on Form 10-QSB. The Audit Committee also met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Alliance Bancshares and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, internal controls, the specific results of the audit investigation, critical accounting policies and the subjective judgments utilized in the preparation of the financial statements. Management attended some or all of each of these meetings.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for fiscal year 2002 filed with the Securities and Exchange Commission.

Management is responsible for Alliance Bancshares’ financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Alliance Bancshares’ independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is neither our duty nor our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Alliance Bancshares and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Alliance Bancshares’ financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our consultations and discussions with management and the independent auditors do not assure that Alliance Bancshares’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of Alliance Bancshares financial statements has been carried out in accordance with generally accepted auditing standards or that Alliance Bancshares’ independent accountants are in fact “independent.”

Respectfully submitted by the Audit Committee.

/s/ D. Gregory Scott, Chairman

/s/ Michael L. Abrams

/s/ Robert H. Bothner

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

If you wish to submit proposals to be included in our proxy statement for the 2004 Annual Meeting of Shareholders, we must receive them on or before January 1, 2004. Please address your proposals to: Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

By Order of the Board of Directors

Michael L. Abrams

Corporate Secretary

Dated: May 1, 2003

ALLIANCE BANCSHARES CALIFORNIA

1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

(Amended June 1996)

1.    Purpose

The purpose of the Alliance Bancshares California 1996 Combined Incentive and Non-Qualified Stock Option Plan (the “Plan”) is to strengthen Alliance Bancshares California (the “Bank”) and those corporations which are or may hereafter become subsidiaries (the “Subsidiaries”) by providing to participating officers, employees and directors added incentive for high levels of performance and for unusual efforts to increase the earnings of the Bank and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such officers, employees and directors may purchase shares of the common stock (the “Common Stock”) of the Bank pursuant to stock options (the “Stock Options”) granted in accordance with this Plan.

Stock Options granted pursuant to this Plan are intended to be either Incentive Stock Options or Non-Qualified Stock Options (defined below) as shall be designated by the Board of Directors upon the grant of each Stock Option hereunder.

2.    Definitions.

For purposes of this Plan, the following terms shall have the following meanings:

(a)  “Common Stock”—This term shall mean shares of the Bank’s common stock, subject to adjustment pursuant to Paragraph 16, “Adjustment Upon Changes in Capitalization,” hereunder.

(b)  “Bank”—This term shall mean Alliance Bancshares California.

(c)  “Eligible Incentive Plan Participants”—This term shall mean all full-time salaried officers and employees of the Bank or any Subsidiary who have completed six (6) months of service.

(d)  “Eligible Non-Qualified Plan Participants”—This term shall mean all full-time salaried officers and employees and all Directors of the Bank or any Subsidiary.

(e)  “Fair Market Value”—This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Board of Directors.

(f)  “Incentive Stock Option”—This term shall mean a Stock Option which is an “incentive stock option” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

(g)  “Non-Qualified Stock Option”—This term shall mean a Stock Option which does not qualify as an Incentive Stock Option.

(h)  “Option Share”—This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

(i)  “Optionee”—This term shall mean any Eligible Incentive or Non-Qualified Plan Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

(j)  “Plan”—This term shall mean the Alliance Bancshares California 1996 Combine Incentive and Non-Qualified Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

(k)  “Stock Option”—This term shall mean the right to purchase Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions determined by the Board of Directors. The maximum term of each option granted shall be 10 years from date of grant.

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3.    Administration.

(a)  Administration of the Plan.  Any action of the Board of Directors with respect to the administration of the Plan shall be taken pursuant to a majority vote of its members, provided, however, that with respect to action taken by the Board of Directors in granting an option to an individual director, such action must be authorized by the required number of directors without counting the interested director, who shall abstain as to any vote on his option. An interested Director may be counted in determining the presence of a quorum at a meeting of the Board of Directors where such action will be taken. Any such action taken by the Board of Directors in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan, subject to the compliance with the terms, conditions and restrictions set forth in this Plan, including the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Incentive or Non-Qualified Plan Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine the Eligible Incentive or Non-Qualified Plan Participants, if any, to whom Stock Options are granted; (iv) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under this Plan; and (v) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

(b)  Decision and Determinations.  Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend and rescind the rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Board of Directors on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

4.    Participation.

All full-time salaried officers and employees of the Bank and its subsidiary corporations who have completed six (6) months of service shall be eligible for selection to receive both Incentive and Non-Qualified Stock Options. Directors of the Bank and its subsidiary corporations who are not also full-time salaried officers or employees of the Bank or a subsidiary corporation shall be eligible to receive only Non-Qualified Stock Options. Subject to the express provisions of the Plan, the Board of Directors shall select from the eligible class and determine the individuals to whom Stock Options shall be granted, whether such Stock Options shall be Incentive or Non-Qualified Stock Options, and the terms and provisions of the respective Stock Option Agreements (which need not be identical), the times at which such Stock Options shall be granted, and the number of shares subject to each Stock Option. An individual who has been granted a Stock Option may, if such individual is otherwise eligible, be granted additional Stock Options if the Board of Directors shall so determine. However, no Stock Options may be granted to any individual who, immediately before the option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Bank (whether acquired upon exercise of options or otherwise), unless: (i) with regard to Incentive Stock Options, the option is not exercisable by its terms after five (5) years from the date of its grant and the option price is at least one hundred ten percent (110%) of the Fair Market Value (at the time the option is granted) of the stock subject to option; or (ii) with regard to Non-Qualified Stock Options, the option price is at least one hundred ten percent (110%) of the Fair Market Value (at the time the option is granted) of the stock subject to option. For this purpose, shares of stock subject to options may be considered beneficially owned by an optionee but are not treated as outstanding stock of the Bank.

The Board of Directors shall determine the individuals who shall receive Stock Options and the terms and provisions of the Stock Options, and shall grant such Options to such individuals.

5.    Shares Subject to the Plan.

Subject to adjustments as provided in Section 16 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options, whether Incentive or Non-Qualified Stock Options,

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granted under this Plan is limited to 17.0596 percent of the outstanding shares in the aggregate at the time of adoption of the Plan. Two-thirds ( 2/3) of such shares shall be reserved exclusively for the grant of Stock Options to Eligible Incentive Plan Participants. The remaining one-third ( 1/3) of such shares may be granted to Eligible Non-Qualified Plan Participants.

If a Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, or an Optionee shall be terminated, whether or not for cause, die or become disabled and such Stock Option shall be deemed under this Plan to be exercisable only as to certain increments, if any, then the Option Shares represented thereby which are not purchased or which may not be purchased because the Stock Option is not fully exercisable shall again be available for grants of Stock Options under this Plan.

6.    Eligibility.

Only Eligible Incentive Plan Participants shall be eligible to receive grants of Incentive Stock Options under this Plan. Only Eligible Non-Qualified Plan Participants shall be eligible to receive grants of Non-Qualified Stock Options under this Plan.

7.    Grants of Stock Options.

(a)  Grant.  Subject to the express provisions of the Plan, the Board of Directors in its sole and absolute discretion, may grant Stock Options of the Bank at the price(s) and time(s), on the terms and conditions and to such Eligible Incentive or Non-Qualified Plan Participants as it deems advisable and specifies in the respective grants, subject to the limitations and restrictions set forth in the Plan and applicable approvals. All such grants must be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the option is granted. An Eligible Incentive or Non-Qualified Plan Participant who has been granted an Incentive or Non-Qualified Stock Option may, if otherwise eligible, be granted additional Stock Options if the Board of Directors shall so determine.

(b)  Date of Grant and Rights of Optionee.  The determination of the Board of Directors to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Bank, or a right of the Eligible Incentive or Non-Qualified Plan Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Bank and the Eligible Incentive or Non-Qualified Plan Participant have executed and delivered to the other a stock option agreement (“Stock Option Agreement”) in the form then required by the Board of Directors evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Board of Directors pursuant to this Plan; provided, however, that the Board of Directors may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no date is fixed, then the date of grant shall be the date on which the determination was finally made by the Board of Directors to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

(c)  Shareholder-Employees.  A Stock Option granted hereunder to an Eligible Incentive Plan Participant who is an employee of the Bank or any Subsidiary, who also owns (within the meaning of Section 424(d) of the Internal Revenue Code) at the date of the grant of the Stock Option more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Bank or a Subsidiary, shall not qualify as an Incentive Stock Option unless: (i) the purchase once of the Option Shares subject to said Stock Option is at least 110% of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and (ii) the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted.

8.    Stock Option Exercise Price.

The exercise price of any Option Shares shall be determined by the Board of Directors, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided in Section 7 hereof, the exercise price

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of any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option. The Fair Market Value of such stock shall be determined in accordance with any reasonable valuation method. The exercise price of any Non-Qualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of such stock. As to any Stock Option granted to any individual who, immediately before the option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Bank (whether acquired upon exercise of options or otherwise), the exercise price must be at least one hundred ten percent (110%) of the Fair Market Value of the stock at the time when such Stock Option is granted.

9.    Exercise of Stock Option.

(a)  Exercise.  Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Board of Directors shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise such part of the Stock Option which has become exercisable during that period, the Optionee’s right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

(b)  Notice and Payment.  Stock Options granted hereunder shall be exercised by a ten (10) day written notice delivered to the Bank specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person or persons to exercise the Stock Option. The Bank’s receipt of notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Bank shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Bank and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

(c)  Payment of Exercise Price.  The exercise price of any Option Share purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash, by bank draft, cashier’s or certified check which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full in cash or by cashier’s or certified check concurrently with the Optionee’s notification to the Bank of his intention to exercise all or part of a Stock Option.

(d)  Minimum Exercise.  Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

(e)  Compliance With Law.  No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided herein above has been received by the Bank; (ii) in the opinion of the counsel for the Bank, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Bank the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Bank, in its sole discretion, to satisfy applicable income tax withholding requirements.

(f)  Reorganization.  Notwithstanding any provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of

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Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Bank to another bank or corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 17 hereof, all Stock Options previously granted may, in the discretion of the Board of Directors, become immediately exercisable as to all unexercised Option Shares for such period of time as may be determined by the Board of Directors, but in any event not less than 30 days, on the condition that the terminating event is consummated. If such terminating event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms.

10.    Nontransferability of Stock Options.

Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee.

11.    Continuation of Affiliation.

Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Bank or any Subsidiary to employ or continue to employ any Optionee or any Eligible Incentive or Non-Qualified Plan Participant for any period of time or interfere in any way with the right of the Bank or a Subsidiary to reduce or increase the Optionee’s or Eligible Incentive or Non-Qualified Plan Participant’s compensation.

12.    Continuation of Affiliation.

Except as provided in Section 13 hereof, if for any reason other than disability or death, an Optionee ceases to be employed by the Bank or a Subsidiary, the Stock Options granted to such Optionee shall expire not later than 30 days thereafter. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date of on which such Optionee ceased to be affiliated with the Bank or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. Except as provided in Section 13 hereof, if an Optionee ceases to be employed by the Bank or a Subsidiary by reason of disability, such Optionee’s Stock Options shall expire not later than one (1) year thereafter. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Bank or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

13.    Termination for Cause; Removal of Director for Cause.

If the Stock Option Agreement so provides and if an Optionee’s employment or affiliation with the Bank or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Board of Directors may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Bank or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. In the case of an employee, termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive. In the case of a Director, termination for cause shall include removal pursuant to Sections 302 and 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the Federal Deposit Insurance Corporation or other bank supervisory agency.

14.    Death of Optionee.

If an Optionee dies while employed by or affiliated with the Bank or a Subsidiary or during the thirty (30) day period referred to in Section 12 hereof or the one (1) year period referred to in Section 15 hereof, the

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Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee’s rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee’s estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

15.    Disability of Optionee.

If an Optionee is disabled while employed by or affiliated with the Bank or a Subsidiary or during the thirty day period referred to in Section 12 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee’s estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Bank or a Subsidiary as a result of the disability. An Optionee shall be deemed to be “disabled” if it shall appear to the Board of Directors, upon written certification delivered to the Bank of a qualified licensed physician, that the Optionee has become permanently and totally disabled within the meaning of Section 422(c)(6) of the Internal Revenue Code.

16.    Adjustment Upon Changes in Capitalization.

If the outstanding shares of Common Stock of the Bank are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities of the Bank, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

17.    Termination Events.

Not less than 30 days prior to dissolution or liquidation of the Bank, or upon consummation of a plan of reorganization, merger or consolidation of the Bank with one or more banks or corporations, as a result of which the Bank is not the surviving entity, or upon the sale of all or substantially all of the assets of the Bank to another bank or corporation, or in the event of any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (a “Terminating Event”), the Board of Directors shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Section 9 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options or new options

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covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under the Plan shall become immediately exercisable, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.

18.    Amendment and Termination.

The Board of Directors of the Bank may at any time and from time to time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee’s Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 16 hereof, no amendment or modification may be adopted without the Bank having first obtained the approval of the holders of at least a majority of the Bank’s outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Bank, and the approval of the holders of a majority of the disinterested shares represented and voting at the meeting, or if the amendment or modification is approved by written consent the approval of the majority of the outstanding shares and the approval of the majority of the disinterested shares outstanding, and the approval of all applicable regulatory authorities if the amendment or modification would:

(a)  Materially increase the number of securities which may be issued under the Plan or increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an individual;

(b)  Materially modify the requirements as to eligibility for participation in the

(c)  Increase or decrease the exercise price of any Stock Option granted under the Plan;

(d)  Increase the maximum term of Stock Options provided herein;

(e)  Permit Stock Options to be granted to any person who is not either an Eligible Incentive Plan Participant or an Eligible Non-Qualified Plan Participant;

(f)  Change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Internal Revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan; or

(g)  Materially increase benefits to any key employee who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934.

Such amendment or modification shall be deemed adopted as of the date of the action of the Board of Directors effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof within twelve (12) months before or after the effective date by shareholders of the Bank holding not less than a majority of the voting power of the Bank; provided, however, the Board of Directors may amend the Plan in total without shareholder approval if the Plan has not yet been approved by the shareholders.

Notwithstanding the above, the Board of Directors grant to an Optionee, if such Optionee is otherwise eligible, additional Stock Options or, with the consent of the Optionee, grant a new Stock Option in lieu of an outstanding Option for a number of shares, at a purchase price and for a term which in any respect is greater or less than that of the earlier Stock Option, subject to the limitations of Section 8 and 24 hereof, and the approval of all applicable regulatory authorities.

No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 16 hereof, without the consent of the Optionee, alter or impair any rights or obligations under the Stock Option thereto granted.

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19.    Rights of Eligible Participants and Optionees.

No Eligible Incentive or Non-Qualified Plan Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Incentive or Non-Qualified Plan Participant, Optionee or other person any right to be retained in the employ of the Bank or any subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Incentive or Non-Qualified Plan Participant or Optionee, such classification being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

20.    Privileges of Stock Ownership, Regulatory Law Compliance Notice of Sale.

No Optionee shall be entitled to the privileges of stock ownership as to any Option Share not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Bank are listed (if any) shall have been fully complied with. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Bank notice in writing of such sale or other disposition. In the event that the Optionee disposes of any Common Stock acquired by the exercise of an Incentive Stock Option within the two-year period following grant of the Stock Option, or within the one-year period following exercise of the Stock Option, the Bank shall have the right to require the Optionee to remit to the Bank an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to registration of the transfer of such Common Stock on the Bank’s books.

21.    Effective Date of Plan.

The Plan shall be deemed adopted as of February 23, 1996 and shall be effective immediately, subject to approval of the Plan within twelve months from such date by the holders of at least a majority of the Bank’s outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders, and by a majority of the holders of the disinterested shares represented and voting at the meeting, or if the Plan is approved by written consent the approval of the majority of the outstanding shares and the approval of the majority of the disinterested shares outstanding, and all applicable regulatory authorities, if any.

22.    Termination.

Unless previously terminated as aforesaid, the Plan shall terminate ten (10) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Bank; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders, and by a majority of the holders of the disinterested shares represented and voting at the meeting. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Options theretofore granted.

23.    Option Agreement.

Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Bank and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Board of Directors and are not inconsistent with this Plan.

24.    Stock Option Period.

Each Stock Option and all rights and obligations thereunder shall expire on such date as the Board of Directors may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

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25.    Notices.

All notices and demands of any kind which the Board of Directors, any Optionee, Eligible Incentive or Non-Qualified Plan Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing. Delivery by mail shall be deemed made at the expiration of the third day after the day of mailing, except for notice of the exercise of a Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Bank.

26.    Limitations on Obligations of the Bank.

All obligations of the Bank arising under or as a result of this Plan or Stock Options granted hereunder shall constitute general unsecured obligations of the Bank, the Board of Directors, any member thereof, any officer of the Bank, or any other person or any Subsidiary, and none of the foregoing, except the Bank, shall be liable for any debt, obligation, cost or expense hereunder.

27.    Limitations of Rights.

The Board of Directors, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Incentive or Non-Qualified Plan Participant under this Plan, and which, if any, Eligible Incentive or Non-Qualified Plan Participant shall receive any grant of Stock Option. No oral or written agreement by any person on behalf of the Bank relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Bank or the Board of Directors to grant any Stock Option to any person.

28.    Severability.

If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.

29.    Successors.

This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Bank and Optionees.

Dated:
ALLIANCE BANK

By

Name Printed:

Title:

9

Plan as proposed to be amended

EXHIBIT A-2

ALLIANCE BANCSHARES CALIFORNIA

1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

(Amended June 1996)

(Amended April 30, 2003)

1.    Purpose

The purpose of the Alliance Bancshares California 1996 Combined Incentive and Non-Qualified Stock Option Plan is to strengthen Alliance Bancshares California and its Subsidiaries by providing to participating officers, employees and directors added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and its Subsidiaries. This Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such officers, employees and directors may purchase shares of the Common Stock of the Company pursuant to stock options granted in accordance with this Plan.

2.    Definitions

For purposes of this Plan, the following terms shall have the following meanings:

(a)  “Administrator”—This term shall mean the administrative body which administers this Plan as determined under Section 3 of this Plan.

(b)  “Board”—This term shall mean the Board of Directors of the Company.

(c)  “Common Stock”—This term shall mean shares of the Company’s common stock, subject to adjustment pursuant to Section 10, “Adjustment Upon Changes in Capitalization,” of this Plan.

(d)  “Company”—This term shall mean Alliance Bancshares California.

(e)  “Eligible Participant”—This term shall mean: (i) a full-time salaried officer or employee of the Company and/or any Subsidiary who has completed six months of Employment or (ii) a director of the Company and/or any Subsidiary.

(f)  “Employment”—This term shall mean, with respect to an officer or employee, employment with the Company or any Subsidiary, and with respect to a director, service as a director of the Company or any Subsidiary.

(g)  “Fair Market Value”—This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Administrator.

(h)  “Incentive Stock Option”—This term shall mean a Stock Option which is an “incentive stock option” within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

(i)  “IRC”—This term shall mean the Internal Revenue Code of 1986, as amended.

(j)  “Non-Qualified Stock Option”—This term shall mean a Stock Option which does not qualify as an Incentive Stock Option.

(k)  “Option Shares”—This term shall mean shares of Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

(l)  “Optionee”—This term shall mean any person to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

(m)  “Plan”—This term shall mean the Alliance Bancshares California 1996 Combine Incentive and Non-Qualified Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

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(n)  “Stock Option”—This term shall mean a stock option granted under this Plan.

(o)  “Stock Option Agreement”—This term shall mean, with respect to a Stock Option, the written agreement evidencing the Stock Option.

(p)  “Subsidiary”—This term shall mean an entity with respect to which the Company owns, directly or indirectly, a majority of the voting interests.

(q)  “10% Shareholder”—This term shall mean any Eligible Participant who at the date of grant of a Stock Option to such Participant holds either 10% of the combined voting power (as defined in Section 194.5 of the California Corporations Code) of all classes of securities of the Company or who owns (within the meaning of Section 424(d) of the IRC) more than 10% of the total combined voting power of all classes of capital stock of the Company.

3.    Administration

(a)  This Plan shall be administered by the Board or by a Board committee to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the committee in its discretion in accordance with applicable laws. At the Board’s discretion, the committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and/or “outside directors” within the meaning of Section 162(m) of the IRC. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan. Notwithstanding any provision in this Plan to the contrary, in the event that the Administrator is acting with respect to a Stock Option granted or to be granted to a member of the Board, such Board member shall abstain from any vote taken by the Administrator with respect to such Stock Option (or, if such Board member does vote on the matter, his vote will not be counted in determining whether the matter in question has been approved).

(b)  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Stock Options; (ii) to determine the Fair Market Value of the Common Stock subject to Stock Options; (iii) to determine the exercise price of Stock Options granted; (iv) to determine the Eligible Participants to whom, and the time or times at which, Stock Options shall be granted, and the number of shares subject to each Stock Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Stock Option granted and the form of the related Stock Option Agreement (which terms, provisions and form may be different for each Stock Option), including but not limited to, the time or times at which Stock Options shall be exercisable; (viii) to modify or amend any Stock Option, including reducing the exercise to not less than the Fair Market Value on the date of the modification, or grant a new Stock Option to replace an existing Stock Option (with the consent of the Optionee if the modification or amendment is adverse to the Optionee or the new Stock Option has material adverse terms to the Optionee when compared with the existing Stock Option); (ix) to defer (with the consent of the Optionee) the exercise date of any Stock Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of a Stock Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c)  All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

4.    Shares Subject to this Plan

Subject to adjustments as provided in Section 10 of this Plan, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is 800,000. If a Stock

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Option shall be canceled or surrendered, or shall expire for any reason without having been exercised in full, then the Option Shares represented thereby which are not purchased or which may not be purchased because the Stock Option is not fully exercisable shall again be available for grants of Stock Options under this Plan.

5.    Grants of Stock Options

(a)  Grant.    Subject to the express provisions of this Plan, the Administrator in its sole and absolute discretion may grant Stock Options at the price(s) and time(s), on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants, subject to the limitations and restrictions set forth in this Plan and applicable approvals. An Eligible Participant may receive more than one Stock Option. No Eligible Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan. No person other than the Administrator is authorized to grant Stock Options under this Plan, and no oral or written agreement by any person on behalf of the Company relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Company or the Administrator to grant any Stock Option to any person.

(b)  Date of Grant and Rights of Optionee.    The determination of the Administrator to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Company, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Company and the Eligible Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Administrator evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Administrator pursuant to this Plan; provided, however, that the Administrator may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no date is fixed, then the date of grant shall be the date on which the determination was finally made by the Administrator to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

(c)  Limitation on Number of Shares.    No Eligible Participant may receive in any one year Stock Options to purchase more than 100,000 shares of Common Stock.

6.    Exercise and Exercise Price of Stock Options

(a)  Exercise.    Each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Administrator shall determine at the time of grant of the Stock Option; provided, however, that (i) each Stock Option must be exercisable at the rate of at least 20% per year over five years from the date the Stock Option is granted and (ii) if an Optionee shall not in any given period exercise such part of the Stock Option which has become exercisable during that period, the Optionee’s right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

(b)  Exercise Price.    The exercise price of any Stock Option shall be determined by the Administrator, in its sole and absolute discretion, upon the grant of a Stock Option; provided, however, that the exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock (110% of the Fair Market Value for any Stock Option granted to any 10% Shareholder).

(c)  Notice and Payment.    A Stock Option may be exercised by written notice delivered to the Company specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price in cash, by check or by other means set forth in the related Stock Option Agreement or acceptable to the Administrator. If the Stock Option is being exercised by any person or

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persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Stock Option. The Company’s receipt of notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Company shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Company and all of the terms and provisions of this Plan and the related Stock Option agreement have been fully complied with.

(d)  Compliance With Law.    The Company shall have no obligation to issue Option Shares upon exercise of any Stock Option, and an Optionee shall have no right or claim to such Option Shares, unless and until: (i) payment in full has been received by the Company; (ii) in the opinion of the counsel for the Company, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements.

(e)  Reorganization.    Notwithstanding any provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company to another person or entity which would, upon consummation, result in termination of a Stock Option in accordance with Section 11 hereof, all Stock Options previously granted may, in the discretion of the Administrator, become immediately exercisable as to all unexercised Option Shares for such period of time as may be determined by the Administrator, but in any event not less than 30 days, on the condition that the terminating event is consummated. If such Terminating Event is not consummated, Stock Options shall be exercisable in accordance with their respective terms.

7.    Nontransferability of Stock Options

Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee.

8.    Continuation of Employment

Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Company or any Subsidiary to employ or continue to employ any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Company or a Subsidiary to reduce or increase the Optionee’s or Eligible Participant’s compensation.

9.    Termination of Options

(c)  Except as provided otherwise in the Stock Option Agreement related to the Stock Option, each Stock Option shall terminate and expire at the earliest to occur of: (a) its stated expiration date, which shall be not later than ten years from the date of grant (or five years from the date of grant for any Stock Option granted to a 10% Shareholder); (b) one year following termination of the Optionee’s Employment if termination is the result of death or disability; (c) upon termination of the Optionee’s Employment, if termination of Employment is for Cause (unless within 30 days thereafter the Administrator reinstates such Option and permits the exercise of the Stock Option); (d) 30 days following termination of the Optionee’s Employment if termination is for any reason other than death, disability or for Cause; and (e) at the time set forth in Section 11 of this Plan. Unless otherwise approved by the Administrator, following termination of Employment (other than for Cause), each Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee’s Employment terminated, and increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

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(d)  Termination of Employment for Cause shall mean, unless otherwise defined in the related Stock Option Agreement: (i) in the case of an employee, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Administrator with respect thereto shall be final and conclusive; and (ii) in the case of a director, removal as director of the Company or any Subsidiary pursuant to Sections 302 and 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the Federal Deposit Insurance Corporation, the California Commissioner of Financial Institutions or any other supervisory agency.

(e)  An Optionee shall be deemed to be “disabled” if it shall appear to the Administrator, upon written certification delivered to the Company of a qualified licensed physician, that the Optionee has become permanently and totally disabled within the meaning of Section 422(c)(6) of the IRC.

10.    Adjustment Upon Changes in Capitalization

If the outstanding shares of Common Stock of the Company are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under this Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

11.    Terminating Events

Not less than 30 days prior to dissolution or liquidation of the Company, or upon consummation of a plan of reorganization, merger or consolidation of the Company with one or more entities, as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all of the assets of the Company to another person or entity, or in the event of any other transaction involving the Company where there is a change in ownership of at least 25%, except as may result from a transfer of shares to another corporation in exchange for at least 80% control of that corporation (a “Terminating Event”), the Administrator shall notify each Optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Section 6 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in this Plan. Upon the date 30 days after delivery of said notice, any Stock Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, this Plan and any Stock Options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Stock Options or new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under this Plan shall become immediately exercisable, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer entity, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.

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12.    Amendment of this Plan

The Board may at any time and from time to time suspend or amend this Plan; provided, however, that, without: (i) the affirmative vote or written consent of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Company, and (ii) the affirmative vote or written consent of the holders of a majority of the disinterested shares represented and voting at the meeting (or if the amendment or modification is approved by written consent of the majority of the outstanding shares, the approval of the majority of the disinterested shares outstanding) and (iii) the approval of all applicable regulatory authorities whose approval is required, no amendment or modification may:

(a)  Materially increase the number of securities which may be issued under this Plan or increase the maximum number of shares which may be purchased pursuant to Stock Options granted under this Plan, either in the aggregate or by an individual;

(b)  Materially modify the requirements to become an Eligible Participant;

(c)  Provide that a Stock Option may be granted with an exercise price less than the Fair Market Value of the Common Stock on the date of grant;

(d)  Increase the maximum term of any Stock Option;

(e)  Permit Stock Options to be granted to any person who is not an Eligible Participant;

(f)  Change any provision of this Plan which would cause any outstanding Incentive Stock Option not to be an incentive stock option under the IRC; or

(g)  Materially increase benefits to any key employee who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934.

Such amendment or modification shall be deemed adopted as of the date of the action of the Board effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof within twelve months before or after the date of the Board action by any requisite shareholder vote.

13.    Privileges of Stock Ownership; Regulatory Law Compliance; Notice of Sale

No Optionee shall be entitled to the privileges of stock ownership as to any Option Share not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Company are listed (if any) shall have been fully complied with. Each Optionee shall, not more than five days after each sale or other disposition of Option Shares acquired pursuant to the exercise of Stock Options, give the Company notice in writing of such sale or other disposition. In the event that the Optionee disposes of any Common Stock acquired by the exercise of an Incentive Stock Option within the two-year period following grant of the Stock Option, or within the one-year period following exercise of the Stock Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to registration of the transfer of such Common Stock on the Company’s books.

14.    Effective Date and Expiration of Plan

This Plan was adopted as of February 23, 1996 and shall expire on February 23, 2006 unless sooner terminated by the Board. The termination or expiration of this Plan shall not affect any Stock Options theretofore granted.

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15.    Financial Statements to Optionees

The Company shall provide to each Optionee financial statements of the Company at least annually.

16.    Notices

All notices and demands of any kind which the Administrator, any Optionee, Eligible Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing. Delivery by mail shall be deemed made at the expiration of the third day after the day of mailing, except for notice of the exercise of a Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Company.

17.    Limitations on Obligations of the Company

All obligations of the Company arising under or as a result of this Plan or Stock Options granted hereunder shall constitute general unsecured obligations of the Company. Neither the Administrator, nor any director or officer of the Company or Subsidiary shall be liable for any debt, obligation, cost or expense hereunder.

18.    Severability

If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.

19.    Successors

This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Company and Optionees.

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EXHIBIT B

ALLIANCE BANCSHARES CALIFORNIA

AUDIT COMMITTEE CHARTER

ARTICLE 1—ORGANIZATION

The Board of Directors (the “Board”) of Alliance Bancshares California (the “Company”) has established an Audit Committee to undertake the responsibilities and perform the tasks set forth in this Charter.

ARTICLE 2—COMPOSITION

The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company, and shall not have any relationship, which in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a member of the Audit Committee.

The members of the Audit Committee shall be designated by the Board and can be changed at any time.

ARTICLE 3—PURPOSE

The purpose of the Audit Committee is to assist the Board

1.	In its oversight of the Company’s general accounting, financial reporting and internal controls;

2.	In its oversight of the Company’s financial statements and the independent audit thereof;

3.	In selecting the independent auditors to audit the Company’s financial statements;

4.	In evaluating the independence of the outside auditors; and

5.	In monitoring the performance of the annual internal audit program.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not all represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing, including matters relating to the determination of the independence of the outside auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside the Company from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The function of the Audit Committee is to act in an oversight capacity. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Furthermore, management is responsible for maintaining appropriate accounting and financial reporting principles, policies, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations.

The Chief Financial Officer and the Compliance Officer are responsible for examining and evaluating the adequacy and effectiveness of the systems of internal controls of the Company to ensure: (i) the reliability and integrity of information; (ii) compliance with the policies and procedures, as well as laws and regulations; (iii) the safekeeping of assets; and (iv) the efficient use of resources.

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ARTICLE 4—DUTIES AND POWERS

To carry out its purpose, the Audit Committee shall have the following duties and powers:

1.	With respect to the independent auditors:

(a)	to provide advice to the Board in selecting, evaluating or replacing independent auditors;

(b)	to approve any non-audit services to be performed by the independent auditors;

(c)	to review the fees charged by the independent auditors for audit and non-audit services; and

(d)	to ensure that the independent auditors prepare and deliver an annual Statement as to Independence (it being understood that the auditors are responsible for the accuracy and completeness of the Statement), to discuss with the auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the Company’s auditors and to recommend that the Board take the appropriate action in response to this Statement to satisfy itself of the auditors independence.

2.	With respect to the financial reporting principles, accounting policies, internal controls, and audit procedures:

(a)	to advise management and the independent auditors that they are expected to provide the Audit Committee with a timely written analysis of significant financial reporting issues and practices;

(b)	to consider any reports or communications (including management’s responses thereto) submitted to the Audit Committee by independent or internal auditors including reports and communications related to:

•	deficiencies noted in the design or operation of internal controls;

•	potential fraud or misstatement in a financial statement;

•	detection of illegal acts;

•	exceptions under generally accepted auditing standards;

•	significant accounting policies;

•	management judgments and accounting estimates and assumptions;

•	significant financial adjustments arising from an audit;

•	management information in the audited financial statements;

•	disagreements with management;

•	major issues or weaknesses discussed with management in performing an audit;

•	auditor’s judgments about the quality of accounting principles;

•	inadequate internal control programs;

(c)	to discuss any significant matters arising from any audit, whether raised by management or the independent auditors, relating to the financial statements;

(d)	to review the form of the annual opinion the independent auditors propose to render to the Board and shareholders;

(e)	to review the annual audited financial statements and related footnotes;

(f)	discuss significant changes in auditing and accounting principles, policies, controls, procedures and practices;

(g)	to inquire about significant risks and exposures, if any, and take the steps taken to monitor and minimize such risks and;

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(h)	to discuss with legal counsel any significant legal matters that may have a material effect on the financial statements and compliance policies.

3.	Additional Duties:

1.	to review this Charter at least annually and recommend any changes to the Board; and

2.	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

ARTICLE 5—RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including, when necessary, the authority to engage independent auditors for special audits, review and other procedures and to retain special counsel and other experts or consultants.

ARTICLE 6—MEETINGS

The Audit Committee will meet at least four times every year or more frequently if circumstances dictate. The Audit Committee may request any officer or employee of the Company, outside counsel, consultants or independent auditors to attend a meeting of the Audit Committee. Members of the Audit Committee may participate in a meeting by means of a conference call of similar communications equipment for which all persons participating in the meeting can hear each other.

ARTICLE 7—MINUTES OF THE MEETING

Minutes shall be taken of each meeting of the Audit Committee, indicating which members of the Audit Committee were present and summarizing the decisions, recommendations and agreements reached. The Chairman of the Audit Committee will submit the minutes and the attachments considered necessary to the Board at its next meeting for its review and ratification.

ARTICLE 8—QUORUM AND COMMITTEE DECISIONS

A quorum shall consist of the majority of the members of the Audit Committee. The decisions of the Audit Committee shall be adopted by an affirmative vote of the majority of the members present at the meeting in which the decision is considered. In the event of a tie, the decision will be submitted to the Board in their next meeting and no action will be taken until the Board makes a decision.

ARTICLE 9—AMENDMENTS

This Charter can be amended at any time and from time to time by the Board.

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ALLIANCE BANCSHARES CALIFORNIA

ANNUAL MEETING OF SHAREHOLDERS

May 30, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ALLIANCE BANCSHARES CALIFORNIA

The undersigned hereby appoints Lyn S. Caron and Michael L. Abrams, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the Annual Meeting of Shareholders of Alliance Bancshare California to be held on Friday, May 30, 2003 at the Ramada Plaza Hotel, 6333 Bristol Parkway, Culver City, California, beginning at 10:00 A.M. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated May 1, 2003.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, 2002 SUMMARY ANNUAL REPORTS AND FORM 10-KSB OF ALLIANCE BANCSHARES CALIFORNIA.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES

“FOR” THE AMENDMENTS TO THE 1996 COMBINED INCENTIVE AND

NON-QUALIFIED STOCK OPTION PLAN

AND

“FOR” RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

(Please date, sign and return promptly.)

Ú DETACH PROXY CARD HERE Ú

Please mark votes

as in this example ☒

(1)    Election of the following nominees as directors:

Michael L. Abrams	Curtis S. Reis
Robert H. Bothner	D. Gregory Scott
Lyn S. Caron	Andrew A. Talley
Willie D. Davis	Robert H. Thompson

                                                                 ☐  FOR                         ☐  WITHHOLD

(Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

(2)    Amendments to the 1996 Combined Incentive and Non-Qualified Stock Option Plan.

                                                         ☐  FOR                         ☐  AGAINST                         ☐  ABSTAIN

(3)    Ratification of selection of McGladrey & Pullen, LLP as independent auditors.

                                                         ☐  FOR                         ☐  AGAINST                         ☐  ABSTAIN

ADDRESS LABEL THIS SPACE MUST BE LEFT BLANK

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

	Dated:	, 2003

Signature

Signature if held jointly

I plan to attend the Meeting: Yes ☐ No ☐

This proxy will be voted FOR the nominees and FOR the amendments, unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Meeting.

Please Detach Here Ù You must Detach This Portion of the proxy Card Ù Before Returning it in the Enclosed Envelope